                                                                   Exhibit 10.13

                                SECOND AMENDMENT


          SECOND AMENDMENT, dated as of April 15, 1999 (this "AMENDMENT"), to the Credit Agreement, dated as of June 9, 1998 (the "CREDIT AGREEMENT"), as amended by the First Amendment dated as of August 21, 1998, each among U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation (the "BORROWER"), BLUE STAR GROUP LIMITED, a New Zealand corporation ("BLUE STAR GROUP"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), BANKERS TRUST COMPANY, a New York banking corporation, as syndication agent (in such capacity, the "SYNDICATION AGENT"), MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation, as documentation agent for the Lenders hereunder (in such capacity, the "DOCUMENTATION AGENT"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and upon the effectiveness of this Amendment, the Lenders have agreed, that certain provisions of the Credit Agreement be amended or waived upon the terms and conditions set forth below; and

          WHEREAS, in consideration of the amendments provided for herein, the Borrower is willing, among other things, to reduce the Multi-Draw Term Loan Commitments by $150,000,000 as provided for herein;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Schedule, Section and subsection references are to the Credit Agreement.

          SECTION 2. DEFINED TERMS. Subsection 1.1 is hereby amended by (a) adding the following new definition thereto:

          A>ADDITIONAL EQUITY INVESTMENT=: the purchase by the Equity Investors and/or their Affiliates, upon or after the effectiveness of the Second Amendment to this Agreement, dated as of April 15, 1999, of equity securities of the Borrower resulting in the payment to the Borrower of gross cash proceeds of at least $50,000,000.; and proxyment to equal; and

          (b) adding the following language after the parenthetical in clause
     (g) of the definition of AConsolidated EBITDA:

          A, including, without limitation, any non-recurring charges, (i) incurred during fiscal years 1999, 2000 and 2001 of the Borrower, up to an aggregate amount in fiscal year 1999 not to exceed $5,000,000 and in each of fiscal years 2000 and 2001 not to exceed $15,000,000, as a result of the out-of-pocket costs and expenses paid to third party consultants in connection with the restructuring of the Borrower and (ii) incurred during fiscal years 1999, 2000 and 2001 of the Borrower, up to an aggregate amount not to exceed $9,000,000, as a result of cash contributions to Mail Boxes Etc. to finance the acquisition, implementation and start-up operation of tracking, communications and data systems to support the Mail Boxes Etc. franchisees and headquarters operations

;PROVIDED, HOWEVER, that the foregoing amendment shall not be effective with respect to any determination of the Leverage Ratio for use in computing the Applicable Margin.

          SECTION 3. AMENDMENT TO SUBSECTION 8.1(A). Subsection 8.1(a) is hereby amended by (a) deleting the portion of the table appearing therein beginning with the first quarter indicated below in its entirety and (b) substituting in lieu thereof the following table:


     TEST PERIOD                                                     RATIO
     First day of the fourth quarter beginning
       in January/February 1999 - second to
       last day of the fourth quarter
       ending in April 2000                                        1.15 to 1.00

     Last day of the fourth quarter ending
       in April 2000 - second to last day of the fourth
       quarter ending in April 2001                                1.25 to 1.00

     Last day of the fourth quarter ending
       in April 2001 - second to last day of the second
       quarter ending in October 2001                              1.50 to 1.00

     Last day of the second quarter ending
       in October 2001 - last day of the third
       quarter ending in January 2002                              2.25 to 1.00

     First day of the fourth quarter beginning
       in January/February 2002 - last day of the third
       quarter ending in January 2005                              2.50 to 1.00

     Thereafter                                                    2.75 to 1.00



; PROVIDED that, if the Additional Equity Investment is consummated on or prior to September 30, 1999, subsection 8.1(a) shall be automatically further amended, effective as of the date of consummation of the Additional Equity Investment, by
(a) deleting the portion of the table appearing therein beginning with the first quarter indicated below in its entirety and (b) substituting in lieu thereof the following table:


     TEST PERIOD                                                     RATIO
     Last day of the second quarter ending
      in October 2001 - second to last day of the fourth
      quarter ending in April 2002                                 1.50 to 1.00

     Last day of the fourth quarter ending
      in April 2002 - second to last day of the second
      quarter ending in October 2002                               1.70 to 1.00

     Last day of the second quarter ending
      in October 2002 - last day of the third
      quarter ending in January 2005                               2.50 to 1.00

     Thereafter                                                    2.75 to 1.00


          SECTION 4. AMENDMENT TO SUBSECTION 8.1(b). Subsection 8.1(b) is hereby amended by (a) deleting the portion of the table appearing therein beginning with the first quarter indicated below in its entirety and (b) substituting in lieu thereof the following table:

     TEST PERIOD                                                     RATIO
     First day of the fourth quarter beginning
      in January/February 1999 - second to
      last day of the fourth
      quarter ending in April 2000                                 9.90 to 1.00

     Last day of the fourth quarter ending
      in April 2000 - second to last day of the fourth
      quarter ending in April 2001                                 8.90 to 1.00

     Last day of the fourth quarter ending
      in April 2001 - second to last day of the first
      quarter ending in July 2001                                  7.50 to 1.00

     Last day of the first quarter ending
      in July 2001 - second to last day of the second
      quarter ending in October 2001                               7.25 to 1.00

     Last day of the second quarter ending
      in October 2001 - last day of the third
      quarter ending in January 2002                               5.00 to 1.00

     First day of the fourth quarter beginning
      in January/February 2002 - last day of the third
      quarter ending in January 2003                               4.50 to 1.00

     Thereafter                                                    4.00 to 1.00

; PROVIDED that, if the Additional Equity Investment is consummated on or prior to September 30, 1999, subsection 8.1(b) shall be automatically further amended, as of the date of the consummation of the Additional Equity Investment, by (a) deleting the portion of the table appearing therein beginning with the first quarter indicated below in its entirety and (b) substituting in lieu thereof the following table:


     TEST PERIOD                                                     RATIO

     Last day of the second quarter ending
      in October 2001 - second to last day of the third
      quarter ending in January 2002                               7.25 to 1.00

     Last day of the third quarter ending
      in January 2002 - second to last day of the fourth
      quarter ending in April 2002                                 6.75 to 1.00

     Last day of the fourth quarter ending
      in April 2002 - second to last day of the second
      quarter ending in October 2002                               6.25 to 1.00

     Last day of the second quarter ending
      in October 2002 - second to last day of the third
      quarter ending in January 2003                               4.50 to 1.00

     Thereafter                                                    4.00 to 1.00

          SECTION 5. AMENDMENT TO SUBSECTION 8.2(n). Subsection 8.2(n) is hereby amended by (a) deleting the reference to the amount "$25,000,000" therein and (b) substituting in lieu thereof a reference to the amount A$35,000,000.

          SECTION 6. AMENDMENT OF SUBSECTION 8.6(G). Subsection 8.6(g) is hereby amended by (a) deleting such subsection in its entirety and (b) substituting in lieu thereof the following:

          A(g) (i) in addition to sales or other Dispositions permitted by paragraphs (ii) and (iii) of this paragraph (g), any sales or other Dispositions by the Borrower or any of its Subsidiaries of any property the Net Cash Proceeds of which do not exceed $20,000,000 in the aggregate per annum and the non-cash portion of which does not exceed 25% (or 50% with respect to sales or other Dispositions by the Borrower in fiscal years 2000 and 2001 of the Borrower, PROVIDED that the aggregate non-cash proceeds of such sales or other Dispositions under this paragraph (i) and paragraph
     (ii) of this paragraph (g) in excess of 25% shall not exceed $10,000,000 in either such fiscal year) of the consideration therefor, PROVIDED that in the case of any Asset Sale an amount equal to 100% of the Net Cash Proceeds of such sale LESS the Reinvested Amount with respect thereto is applied in accordance with subsection 4.4(c);

          (ii) any sales or other Dispositions by the Borrower or any of its Subsidiaries of any property in the 1999, 2000 or 2001 fiscal years of the Borrower of which the non-cash portion of each of such sales or other Dispositions does not exceed 25% (or 50% with respect to sales or other Dispositions by the Borrower in fiscal years 2000 and 2001 of the Borrower, PROVIDED that the aggregate non-cash proceeds of such sales or other Dispositions under paragraph (i) of this paragraph (g) and this paragraph
     (ii) in excess of 25% shall not exceed $10,000,000 in either such fiscal year) of the consideration therefor, PROVIDED that in the case of any such Asset Sale, an amount equal to 100% of the Net Cash Proceeds thereof (without any deduction for any Reinvested Amount in respect thereof) is applied in accordance with subsection 4.4(c); and

          (iii) notwithstanding anything to the contrary set forth in paragraphs
     (i) and (ii) above, any sale or other Disposition by the Borrower of any of the assets set forth on Schedule 1 hereto, PROVIDED that the non-cash portion of each of such sale or other Disposition does not exceed 50% of the consideration therefor, and PROVIDED, FURTHER, that in the case of any such Asset Sale, an amount equal to 100% of the Net Cash Proceeds thereof (without any deduction for any Reinvested Amount in respect thereof) is applied in accordance with subsection 4.4(c)

          SECTION 7. AMENDMENT OF SUBSECTION 8.7(E). Subsection 8.7(e) is hereby amended by adding to the beginning thereof the following: Aso long as the Borrower would be in compliance with the covenants set forth in subsections 8.1(a) and 8.1(b) if the covenants were in the same form as they existed upon the effectiveness of the First Amendment, dated as of August 21, 1999, to this Agreement, and.

          SECTION 8. AMENDMENT OF SUBSECTION 8.8. Subsection 8.8 is hereby amended by (a) deleting the second proviso therein in its entirety and (b) substituting in lieu thereof the following:

          APROVIDED that (w) notwithstanding anything to the contrary set forth above, (i) in fiscal year 1999 of the Borrower, the Borrower and its consolidated Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $55,000,000 and (ii) in each of fiscal years 2000 and 2001 of the Borrower, the Borrower and its consolidated Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $65,000,000, (x) notwithstanding anything to the contrary set forth above, upon the consummation of the Additional Equity Investment, (1) in fiscal year 2002 of the Borrower, the Borrower and its consolidated Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $65,000,000 and (2) the Borrower may make additional Capital Expenditures (which may be made in any one fiscal year or over more than one fiscal year) in an aggregate amount not to exceed an amount equal to (A) the Net Cash Proceeds of the Additional Equity Investment MINUS (B) the sum of (X) the aggregate amount of acquisitions made pursuant to subsection
8.10 in reliance upon such Net Cash Proceeds and (Y) the aggregate amount expended by the Borrower to repurchase Senior Subordinated Notes, (y) 100% of the unused amount of any Capital Expenditures permitted to be made during each of fiscal years 1999, 2000 and 2001 and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year (and any amount so carried over to be deemed the first amount applied and expended for Capital Expenditures during such next succeeding fiscal year), and (z) 50% of the unused amount of any Capital Expenditures permitted to be made during each subsequent fiscal year and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year (and any amount so carried over shall be deemed the first amount applied and expended for Capital Expenditures during such next succeeding fiscal year)."

          SECTION 9. AMENDMENT TO SUBSECTION 8.10. Subsection 8.10 is hereby amended by (a) deleting each reference to the amounts A$25,000,000" and A$50,000,000" therein, (b) substituting in lieu thereof a reference to A$10,000,000" and (c) adding to the end of subsection 8.10 the following:

          ANotwithstanding anything to the contrary contained herein, (i) during fiscal years 2000 and 2001 of the Borrower the aggregate consideration (excluding common equity) paid by the Borrower or any of its Subsidiaries for any acquisition permitted hereunder, together with the aggregate consideration (excluding common equity) paid by the Borrower or any of its Subsidiaries for all such acquisitions during such fiscal years shall not exceed $50,000,000 (PLUS, upon the consummation of the Additional Equity Investment, an aggregate amount not to exceed an amount equal to (a) the Net Cash Proceeds of the Additional Equity Investment MINUS (b) the sum of (x) the amount of Capital Expenditures made pursuant to subsection 8.8 in reliance upon the Net Cash Proceeds of the Additional Equity Investment and (y) the aggregate amount expended by the Borrower to repurchase Senior Subordinated Notes) and (ii) if the Additional Equity Investment is made, upon the consummation of the Additional Equity Investment, during fiscal year 2002 of the Borrower the aggregate consideration (excluding common equity) paid by the Borrower or any of its Subsidiaries for any acquisition permitted hereunder, together with the aggregate consideration (excluding common equity) paid by the Borrower or any of its Subsidiaries for all such acquisitions during such fiscal year, shall not exceed $40,000,000 (PLUS, an aggregate amount not to exceed an amount equal to (a) the Net Cash Proceeds of the Additional Equity Investment MINUS (b) the sum of (x) the amount of Capital Expenditures made pursuant to subsection 8.8 in reliance upon the Net Cash Proceeds of the Additional Equity Investment and (y) the aggregate amount expended by the Borrower to repurchase Senior Subordinated Notes PLUS (c) any amount permitted to be used for such acquisitions in fiscal years 2000 and 2001 and not so used)

          SECTION 10. WAIVER OF SUBSECTION 8.17. Subsection 8.17 is hereby waived to permit the Borrower to use the Net Cash Proceeds of the Additional Equity Investment to repurchase the Senior Subordinated Notes for an aggregate purchase price not to exceed the amount equal to (A) the Net Cash Proceeds of the Additional Equity Investment MINUS (B) the sum of (x) the aggregate amount of acquisitions made pursuant to subsection 8.10 in reliance upon such Net Cash Proceeds and (y) the aggregate amount of Capital Expenditures made pursuant to subsection 8.8 in reliance upon such Net Cash Proceeds.

          SECTION 11. REDUCTION OF MULTI-DRAW TERM LOAN COMMITMENTS. In consideration of the execution and delivery of this Amendment by the Required Basic Lenders, the Borrower, pursuant to subsection 2.11, hereby irrevocably and unconditionally gives notice of a reduction, subject to and effective upon the effectiveness of this Amendment (whether or not Section 10 hereof shall become effective), in the Multi-Draw Term Loan Commitments by $150,000,000.

          SECTION 12. REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

          SECTION 13. CONDITIONS TO EFFECTIVENESS. (a) This Amendment (other than Section 10 hereof) shall become effective upon (a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by (i) the Borrower and Blue Star Group and (ii) the Required Basic Lenders and (b) receipt by the Administrative Agent from the Borrower for the account of each Lender that duly executes and delivers this Amendment of amendment fees equal to (x) 0.50% of the aggregate of such Lender=s Revolving Credit Commitment, Multi-Draw Term Loan Commitment (after giving effect to the reduction described in Section 11 above) and (y) 0.25% of such Lender=s Tranche B Term Loans, if any (it being understood that the Borrower shall be under no obligation to pay the fee referred to in this clause (y) to any Tranche B Term Loan Lender executing this Amendment unless and until the waiver set forth in Section 10 hereof shall become effective) ; PROVIDED, that
Section 10 hereof shall not become effective until consent by the Required Lenders, whether such consent is granted pursuant to this Amendment or otherwise, it being understood that each Lender which executes this Amendment is so consenting with respect to such Lender=s Revolving Credit Commitment, Multi-Draw Term Loan Commitment (before giving effect to the reduction described in Section 11 above) and Tranche A Term Loans.

          (b) Section 10 of this Amendment shall become effective, if at all, simultaneously with (and not after) the effectiveness of the other provisions of this Amendment upon the satisfaction of the conditions stated in paragraph (a) above and the receipt by the Administrative Agent of counterparts of the Consent to Section 10 of Second Amendment, dated as of the date hereof, duly executed and delivered by (i) the Borrower and Blue Star Group and (ii) a sufficient number of Tranche B Term Loan Lenders which, with the Basic Lenders executing this Amendment, would constitute the Required Lenders, it being understood that each Lender which executes this Amendment is so consenting with respect to such Lender=s Revolving Credit Commitment, Multi-Draw Term Loan Commitment (before giving effect to the reduction described in Section 11 above), Tranche A Term Loans and Tranche B Term Loans.

          SECTION 14. CONSUMMATION OF ADDITIONAL EQUITY INVESTMENT. Upon consummation of the Additional Equity Investment, the Borrower shall deliver to the Administrative Agent a certificate acknowledging such consummation duly executed by a Responsible Officer of the Borrower.

          SECTION 15. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 16. CONTINUING EFFECT OF CREDIT AGREEMENT. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 17. GOVERNING LAW; COUNTERPARTS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          U.S. OFFICE PRODUCTS COMPANY


                                          By:  /s/ John C. Sorensen
                                              -------------------------------
                                               Title:  VP-Finance


                                          BLUE STAR GROUP LIMITED


                                          By:  /s/ Maurice G. Kidd
                                              -------------------------------
                                               Title:  Director


                                          THE CHASE MANHATTAN BANK, as
                                          Administrative Agent and as a Lender


                                          By   /s/  William J. Caggiano
                                              -------------------------------
                                               Name:  William J. Caggiano
                                               Title: Managing Director


                                          BANKBOSTON, N.A., as a Lender


                                          By   /s/ Richard D. Hill
                                              -------------------------------
                                               Name:  Richard D. Hill
                                               Title: Managing Director


                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as a Lender


                                          By   /s/ Michael D. McKay
                                              -------------------------------
                                               Name:  Michael D. McKay
                                               Title: Sr. Vice President


                                          BANKERS TRUST COMPANY, as Syndication
                                          Agent and as a Lender


                                          By   /s/ James Reilly
                                              -------------------------------
                                               Name:  James Reilly
                                               Title: Vice President


                                          BARCLAYS BANK PLC, as a Lender


                                          By   /s/ John Giannone
                                              -------------------------------
                                               Name:  John Giannone
                                               Title: Director


                                          BHF - BANK AKTIENGESELLSCHAFT, as a
                                          Lender


                                          By   /s/ Thomas J. Scifo
                                              -------------------------------
                                               Name:  Thomas J. Scifo
                                               Title: VP


                                          By   /s/ Perry Forman
                                              -------------------------------
                                                Name:  Perry Forman
                                                Title: VP


                                          BALANCED HIGH-YIELD FUND I LTD.
                                          By: BHF-BANK AKTIENGESELLSCHAFT,
                                          acting through its New York Branch,
                                          as attorney-in-fact


                                          By   /s/ Thomas J. Scifo
                                              -------------------------------
                                               Name:  Thomas J. Scifo
                                               Title: VP


                                          By   /s/ Perry Forman
                                              -------------------------------
                                               Name:  Perry Forman
                                               Title: VP


                                          CIBC, INC., as a Lender


                                          By   /s/ Koren Volk
                                              -------------------------------
                                               Name:  Koren Volk
                                               Title: Authorized Signatory


                                          CITICORP USA, INC., as a Lender


                                          By   /s/ Mark R. Floyd
                                              -------------------------------
                                               Name:  Mark R. Floyd
                                               Title: Attorney-in-fact


                                          ERSTE BANK DER OESTERREICHISCHEN
                                          SPARKASSEN, as a Lender


                                          By   /s/ Anca Trifan
                                              -------------------------------
                                               Name:  Anca Trifan
                                               Title: Vice President


                                          By   /s/ John S. Runnion
                                              -------------------------------
                                               Name:  John S. Runnion
                                               Title: First Vice President


                                          FIRST COMMERCIAL BANK, NEW YORK,
                                          as a Lender


                                          By   /s/ Jia-Shyang Ou
                                              -------------------------------
                                               Name:  Jia-Shyang Ou
                                               Title: Deputy General Manager


                                          FIRST UNION NATIONAL BANK, as a Lender


                                          By   /s/ Joan Anderson
                                              -------------------------------
                                               Name:  Joan Anderson
                                               Title: Vice President


                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as a Lender


                                          By   /s/ Janet K. Williams
                                              -------------------------------
                                               Name:  Janet K. Williams
                                               Title: Duly Authorized Signatory


                                          HELLER FINANCIAL, INC., as a Lender


                                          By   /s/ Linda W. Wolf
                                              -------------------------------
                                               Name:  Linda W. Wolf
                                               Title: Senior Vice President


                                          HIBERNIA NATIONAL BANK, as a Lender


                                          By   /s/ Cheryl H. Denenea
                                              -------------------------------
                                               Name:  Cheryl H. Denenea
                                               Title: Vice President


                                          IMPERIAL BANK, A CALIFORNIA BANKING
                                          CORPORATION, as a Lender


                                          By   /s/ Jamie Harney
                                              -------------------------------
                                               Name:  Jamie Harney
                                               Title: Vice President


                                          NATIONSBANK, N.A., as a Lender


                                          By   /s/ Robert C. Rowe
                                              -------------------------------
                                               Name:  Robert C. Rowe
                                               Title: Senior Vice President


                                          NATIONAL CITY BANK, as a Lender


                                          By   /s/ Robert C. Rowe
                                              -------------------------------
                                               Name:  Robert C. Rowe
                                               Title: Senior Vice President


                                          PNC BANK, N.A., as a Lender


                                          By   /s/ Caroline R. Walsh
                                              -------------------------------
                                               Name:  Caroline R. Walsh
                                               Title: Vice President


                                          FLEET BUSINESS CREDIT CORPORATION,
                                          as a Lender


                                          By   /s/ Timothy J. Broderick
                                              -------------------------------
                                               Name:  Timothy J. Broderick
                                               Title: Senior Vice President


                                          SOUTHERN PACIFIC BANK, as a Lender


                                          By   /s/ Cheryl A. Wasilewski
                                              -------------------------------
                                               Name:  Cheryl A. Wasilewski
                                               Title: Senior Vice President


                                          THE BANK OF NEW YORK, as a Lender


                                          By   /s/ Edward J. DeSalvo
                                              -------------------------------
                                               Name:  Edward J. DeSalvo
                                               Title: Vice President


                                          THE MITSUBISHI TRUST & BANKING
                                          CORPORATION, as a Lender


                                          By   /s/ Toshihiro Hayashi
                                              -------------------------------
                                               Name:  Toshihiro Hayashi
                                               Title: Senior Vice President


                                          MERRILL LYNCH CAPITAL CORPORATION,
                                          as Documentation Agent and as a Lender


                                          By   /s/ Carol J. Feeley
                                              -------------------------------
                                               Name:  Carol J. Feeley
                                               Title: Director

                                                                      Schedule 1

                         Permitted Sales or Dispositions

Affordable Interior Systems, Inc.
McWhorter=s, Inc.
Blue Star Technology Group
Mid-Continent Division of Rainen Business Interiors